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                                                                    Exhibit 10.7

                                AMENDMENT NO. 1
                                     TO THE
                            BOSTON PROPERTIES, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN
                  AS AMENDED AND RESTATED ON JANUARY 24, 2000

     The Boston Properties, Inc. 1997 Stock Option and Incentive Plan (the "Plan"), as amended and restated on January 24, 2000, is hereby amended, by action of the Board of Directors of the Company at a meeting of the Board duly called and held on November 14, 2000, as follows:

     1. Section 1 is hereby amended by adding thereto the following definition in alphabetical order:

     "`Retirement' means the employee's termination of employment with the Company and its Subsidiaries after attainment of age 65, or attainment of age 55 and completion of seven (7) years of employment with the Company and/or a Subsidiary."

     IN WITNESS WHEREOF, the undersigned certifies that the Amendment set forth above was adopted by the Board on November 14, 2000.




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                                    William J. Wedge, Secretary